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FOR IMMEDIATE RELEASE NEWS RELEASE

MEDIA CONTACT: CHRISTY BYKOWSKI CHRISTY_BYKOWSKI@GOODYEAR.COM	ANALYST CONTACT: RYAN REED RYAN_REED@GOODYEAR.COM

GOODYEAR ANNOUNCES CFO TRANSITION
Christina Zamarro to step down to accept another opportunity
Scott Deakin appointed interim CFO
AKRON, Ohio, June 26, 2026 – The Goodyear Tire & Rubber Company (NASDAQ: GT) today announced that executive vice president and Chief Financial Officer, Christina Zamarro will leave the company effective July 10.
The company has named Scott Deakin to serve as interim Chief Financial Officer (CFO) effective July 1.
“I want to thank Christina for her leadership and strong contributions to Goodyear during her 20 years of service, three of them as CFO,” said Mark Stewart, Chief Executive Officer. “She has been a valued partner across the business, helping advance important initiatives and positioning the company for continued
progress.”
As a former public company CFO and multi-industry operating executive, Deakin has more than 25 years of deep financial and operational experience. He most recently served as CFO at Gypsum Management &
Supply, Inc., a wholesale distributor of interior construction products, from 2019 to 2026.
“We remain focused on executing Goodyear's operating strategy,” said Stewart. “As interim CFO, Scott is well positioned to provide continuity in the company's financial leadership and support execution of operational, transformation and capital allocation priorities.”
Goodyear is conducting a comprehensive search process to identify a permanent Chief Financial Officer.
About The Goodyear Tire & Rubber Company
Goodyear is one of the world's largest tire companies. It employs about 63,000 people and manufactures its products in 49 facilities in 19 countries around the world. Its two Innovation Centers in Akron, Ohio, and
Colmar-Berg, Luxembourg, strive to develop state-of-the-art products and services that set the technology and performance standard for the industry. For more information about Goodyear and its products, go to
www.goodyear.com/corporate.
Forward-Looking Statements
Certain information contained in this news release constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. There are a variety of factors, many of which are beyond our control, that affect our operations, performance, business strategy and results and could cause our actual results and experience to differ materially from the assumptions, expectations and
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objectives expressed in any forward-looking statements. These factors include, but are not limited to: our ability to implement successfully our strategic initiatives; actions and initiatives taken by both current and potential competitors; increases in the prices paid for raw materials and energy; inflationary cost pressures;
delays or disruptions in our supply chain or the provision of services to us; a prolonged economic downturn or period of economic uncertainty; deteriorating economic conditions or an inability to access capital markets;
a labor strike, work stoppage, labor shortage or other similar event; financial difficulties, work stoppages, labor shortages or supply disruptions at our suppliers or customers; the adequacy of our capital expenditures;
changes in tariffs, trade agreements or trade restrictions; uncertainty regarding the timing and amount of any
IEEPA tariff refund; foreign currency translation and transaction risks; our failure to comply with a material covenant in our debt obligations; potential adverse consequences of litigation involving the company; as well as the effects of more general factors such as changes in general market, economic or political conditions or in legislation, regulation or public policy. Additional factors are discussed in our filings with the Securities and
Exchange Commission, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.